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                                                                    EXHIBIT 99.2

       STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS
               AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, William B. Larson, Vice President and Chief Financial Officer of Commercial Metals Company state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Commercial Metals Company, and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with Commercial Metals Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o The Annual Report on Form 10-K filed with the Commission for the fiscal year ending August 31, 2002 of Commercial Metals Company;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Commercial Metals Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o        any amendments to any of the foregoing.



/s/ William B. Larson
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William B. Larson
Vice President and Chief Financial Officer
November 26, 2002
                                         Subscribed and sworn to before me this
                                         26th day of November, 2002

                                         /s/ Rebecca N. Heffington
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                                         Notary Public

                                         My Commission Expires: December 5, 2006
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